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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 333-47463, 333-33620 and 333-33614 of Vysis, Inc. on Form S-8 of our report dated February 23, 2001, appearing in this Annual Report on Form 10-K of Vysis, Inc. for the year ended December 31, 2000.



DELOITTE & TOUCHE LLP
Chicago, Illinois
March 28, 2001